SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

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Toews Hedged Emerging Markets Fund

a series of

Northern Lights Fund Trust

4020 South 147th Street

Omaha, NE 68137

1-877-558-6397

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 31, 2011

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Toews Hedged Emerging Markets Fund (the “Fund”), to be held at the offices of the Trust’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788, on October 31, 2011 at 10:00 a.m., Eastern time, for the following purposes:

1.

To approve a new Management Agreement between Northern Lights Fund Trust and the Toews Corporation, the investment adviser to the Fund.  No fee increase is proposed.

2.

To approve payment of certain accrued advisory fees to Toews Corporation for its service to the Fund from May 14, 2011 until the new Management Agreement is approved by shareholders.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September 21, 2011 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

A copy of this Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement) and Proxy Voting Ballot are available at www.proxyonline.us/docs/toewshedgedemergingmarketsfund.pdf.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

October 6, 2011

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Toews Hedged Emerging Markets Fund

a series of

NORTHERN LIGHTS FUND TRUST

with its principal offices at

4020 South 147th Street, Omaha, NE 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 31, 2011

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Toews Hedged Emerging Markets Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 450 Wireless Boulevard, Hauppauge, NY 11788 on October 31, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October 10, 2011.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new Management Agreement between Northern Lights Fund Trust and the Toews Corporation, the investment adviser to the Fund.  No fee increase is proposed.

2.

To approve payment of certain accrued advisory fees to Toews Corporation for its service to the Fund from May 14, 2011 until the new Management agreement is approved by shareholders.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 21, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, and the most recent semi-annual report succeeding the annual report are available at no charge by sending a written request to the Fund, 450 Wireless Boulevard, Hauppauge, NY 11788, by calling 1-877-558-6397 or by visiting the Fund’s website at www.ToewsCorp.com.

PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND TOEWS CORPORATION

Background

The primary purpose of this proposal is to approve a new management agreement between the Trust, on behalf of the Fund, and Toews Corporation as the investment adviser to the Fund (the “New Management Agreement”).  Toews Corporation has served as investment adviser to the Fund since its commencement of operations on May 15, 2009.  Due to a recently discovered oversight by the Fund’s administrator, the Trust’s Board did not approve the continuation of the initial Management Agreement (the “Initial Management Agreement”) between the Trust and the Toews Corporation prior to its expiration on May 14, 2011.

The Fund's administrator is generally responsible for preparing the agenda for the Board of Trustees meetings and maintaining an administrative calendar for various contract renewal deadlines.  The renewal deadline for the Initial Management Agreement was incorrectly entered on the administrative calendar.  As a result, the administrator failed to include the renewal of the Initial Management Agreement on the Board's agenda.  Since the oversight occurred, additional procedures have been implemented to prevent future scheduling errors.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that if an investment advisory agreement is to continue for more than two years from its effective date, such continuance must be specifically approved at least annually by the Board of Trustees (or by vote of a majority of the outstanding voting securities of the Fund).  Consequently, the Trustees are requesting that shareholders approve the New Management Agreement to enable Toews Corporation to continue serving as investment adviser to the Fund.

Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Management Agreement is similar in all material respects to the Initial Management Agreement, except that the date of its execution, effectiveness, and termination are changed.  The effective date of the New Management Agreement will be the date shareholders of the Fund approve the New Management Agreement.

As a result of the expiration of the Initial Management Agreement, the Toews Corporation is presently serving as investment adviser to the Fund without an advisory agreement approved by the Fund's shareholders as required by the 1940 Act, and Toews Corporation continues to manage the Fund in accordance with the Fund's investment objective and principle strategies as disclosed in the Fund's Prospectus.  The Trustees approved the New Management Agreement between the Trust, on behalf of the Fund, and Toews Corporation at a meeting on August 18, 2011 (the “Board Meeting”), subject to shareholder approval.

The Management Agreements

Under the terms of the Initial Management Agreement and New Management Agreement, the Fund’s adviser receives an annual fee from the Fund equal to 1.25% of the Fund’s average daily net assets.  For such compensation, the adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Subject to shareholder approval, the Trust will enter into the New Management Agreement with Toews Corporation.  If the New Management Agreement with Toews Corporation is not approved, the Board of Trustees and Toews will consider other options, including a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement will become effective upon approval by the shareholders of the Fund.  The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Management Agreement automatically terminates on assignment and is terminable upon notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by Toews Corporation given to the Fund.

The New Management Agreement, like the Initial Management Agreement, provides that Toews shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Management Agreement at a meeting on September 25, 2008, and the initial shareholder of the Fund approved the Initial Management Agreement on May 15, 2009.  During the fiscal year ended April 30, 2011, under the Initial Management Agreement, the Fund paid Toews $9,048 in advisory fees.

Information Concerning Toews Corporation

Toews Corporation is organized under the laws of the State of Delaware and located at Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, New Jersey 08221.  Toews Corporation was organized as a Delaware corporation in 1994.  The names, titles, addresses, and principal occupations of the officers and directors of Toews Corporation are set forth below:

Name and Address*:	Title:	Principal Occupation:
Phillip R. Toews	President, Sole Shareholder and Sole Director	President, Sole Shareholder and Sole Director, Toews Corporation
Randall Dean Schroeder	Chief Operating Officer and Chief Compliance Officer	Chief Operating Officer and Chief Compliance Officer, Toews Corporation

                                                                                                           * Each person’s address is in care of Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, New Jersey 08221.

In addition to serving as investment adviser to the Fund, Toews Corporation serves as investment adviser to several other registered series of the Trust with an investment objective similar to that of the Fund.  The names and management fees of those funds are as follows:

Fund	Mngt. Fee	Net Assets as of April 30, 2011	Annual Operating Expenses Limit*
Toews Hedged Commodities Fund	1.00%	none**	1.25%
Toews Hedged International Developed Markets Fund	1.00%	$26,318,245	1.25%
Toews Hedged High Yield Bond Fund	1.00%	$29,725,665	1.25%
Toews Hedged Large-Cap Fund	1.00%	$23,997,802	1.25%
Toews Hedged Small & Mid Cap Fund	1.00%	$34,909,164	1.25%
Toews Hedged Growth Allocation Fund	1.00%	$38,381,938	1.25%

* Toews Corporation has contractually agreed to waive its management fees and/or make payments to limit the expenses of the Fund and the funds in the above table ("Other Toews Funds") (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) at least until August 31, 2012, so that the total annual operating expenses of the Fund does not exceed 1.50%, and the expenses of the Commodities Fund, Growth Allocation, High Yield Bond, International Developed Markets, Large Cap and Small & Mid Cap Funds do not exceed 1.25% of average daily net assets.

** Has not commenced operations.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on August 18, 2011, the Board, including the Independent Trustees, deliberated whether to approve the New Management Agreement with the Toews Corporation (the "Adviser").  In determining to approve the New Management Agreement, the Trustees considered written materials provided by the Adviser and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  These materials included information on: (a) the investment performance of the Adviser; (b) the Adviser's distribution plans for Fund’s shares; and (c) the Adviser's compliance policies, staff and practices with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser, including information on the overall organization of the adviser and investment management staffing.  The Trustees also spoke via telephone with a representative of the Adviser to discuss the Fund's performance. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

In their consideration of the proposed New Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Management Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of the Adviser’s operations and the experience of its Fund management personnel.  The Trustees noted that the services provided by the Adviser under the New Management Agreement would be identical to those provided under the Initial Management Agreement.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the Adviser’s past performance as investment adviser to the Fund, as well as the performance of the Adviser's separately managed accounts and other factors relating to its track record.  The Board noted that for the one and two-year periods ended August 10, 2011, the Fund underperformed its benchmark, the MSCI Emerging Markets Index, as well as the average and median performance for a peer group of funds.  The Board noted that the Adviser had selected the funds in the peer group by evaluating funds that employ alternative strategies, tactical trading or dynamic hedging. The Board noted that the adviser believes that the peer funds have similar challenges as the Fund in terms of liquidity and investment-related expenses.

After discussing the Fund's underperformance with a representative of the Adviser, the Board noted that the Adviser's investment decisions are based on a proprietary, back-tested, mathematical model developed by the Adviser, which the Adviser believes will outperform the benchmark and more effectively manage risk in the longer-term.  The Board further noted that the Fund's performance reflected only the short period during which the Fund has operated. The Board concluded that the Adviser has the potential to deliver favorable performance and noted that they would closely monitor the Fund's performance.  The Board also asked that the Adviser provide a detailed report regarding the Fund's performance in the Adviser's next quarterly report to the Board.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.25% annual advisory fee based on the average net assets of the Fund, which is the same fee that was charged under the Initial Management Agreement.  The Board noted that the Fund's advisory fee and expense ratio were above the respective averages for the same peer group of funds, but lower than or in line with certain funds in the peer group.  The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable in light of the quality of the services the Fund expected to receive from the Adviser, the Adviser's investment in its proprietary models, and the level of fees paid by the funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any economies of scale.  It was noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that because the Adviser's expenses for developing its investment models had already been incurred, the Adviser's profitability from servicing the Fund would quickly increase as the Fund grew. The Trustees concluded that because of the Fund’s current asset levels, the Adviser’s level of profitability from its relationship with the Fund would not be excessive.  However, they noted they would consider whether breakpoints in the management fee were needed to ensure the Adviser's profitability did not become excessive when they consider whether to renew the New Management Agreement in the future.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

PROPOSAL II

APPROVAL OF PAYMENT OF ACCRUED ADVISORY FEES TO TOEWS CORPORATION FOR ITS SERVICE TO THE FUND FROM MAY 14, 2011 UNTIL THE NEW MANAGEMENT AGREEMENT IS APPROVED BY SHAREHOLDERS

Since the discovery of the oversight that resulted in the expiration of the Initial Management Agreement, fees that would have been earned by Toews Corporation had the Initial Management Agreement continued in effect, have been kept in a separate escrow account (the “Escrow Account”) pending shareholder approval of the payment of the escrowed fees to Toews.  As of October 1, 2011, the escrowed fees total $86,915.

In connection with the approval of the New Management Agreement, the Trustees are requesting that shareholders approve the payment to Toews Corporation of the investment advisory fees in the Escrow Account for Toews Corporation’s for its service to the Fund from May 14, 2011 until the Meeting is held and the New Management Agreement is approved by shareholders.

Toews Corporation’s advisory advisory fees have been accrued at its historic investment advisory expense equal to an annual fee of 1.25% of the Fund's average daily net assets, subject to any required waivers pursuant to the Adviser's expense limitation agreement (as discussed above under "Information Concerning Toews Corporation") and held in an escrow account since May 14, 2011.  The total fees accrued in the escrow account as of October 1, 2011 were $86,915.  Approval of payment to Toews Corporation for its service as the investment adviser to the Fund since May 14, 2011 will not raise the fees paid by the Fund or the Fund’s shareholders.

Evaluation by the Board of Trustees

At its meeting on August 18, 2011, the Board discussed the appropriateness of ratifying the fees paid under the Initial Management Agreement since May 14, 2011.  The Board recalled that at a meeting on September 25, 2008, it had approved the Initial Management Agreement, finding it was in the best interests of shareholders to do so.  The Board also acknowledged that since the expiration of the Initial Management Agreement, the Fund's shareholders have received and continue to receive from the Adviser the services described in the Initial Management Agreement.   The Board also noted that Adviser has subsidized the Fund since its inception and continues to waive a portion of its management fees or reimburse Fund operating expenses.   The Board determined that it would be in the best interest of shareholders to provide continuity of the Fund's current investment strategy, as implemented by the Adviser.  The Board further noted it would be unfair to the Adviser to have to forfeit the accrued advisory fees and that the shareholders should not unjustly benefit from the Adviser's management of the Fund's assets in accordance with the Adviser's proprietary investment strategy without paying for such services.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the payment of amounts in the Escrow Account to Toews Corporation for its service to the Fund since May 14, 2011 .

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 450 Wireless Boulevard, Hauppauge, NY 11788.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Management Agreement, approval of the payment of the accrued advisory fees and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 2,047,547 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Management Agreement and approval of the payment of the accrued advisory fees.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement and approval of the payment of the accrued advisory fees, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.  As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund are listed in the following table.

Name and Address	Number of Shares Owned	Percentage Held
Schwab 101 Montgomery St San Francisco, CA 94104	1,075,299	52.52%
Ameritrade PO Box 2226 Omaha, NE 68103	299,019	14.60%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James Ash, Esq., Secretary, Northern Lights Fund Trust, 450 Wireless Boulevard, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Gemini Fund Services, LLC (“GFS”).  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and GFS will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Toews Corporation may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-877-558-6397, or write the Trust at 450 Wireless Boulevard, Hauppauge, NY 11788.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.proxyonline.us/docs/toewshedgedemergingmarketsfund.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

James Ash, Esq., Secretary

Dated October 6, 2011

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

 and

TOEWS CORPORATION

AGREEMENT, made as of [________, 2011], between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Toews Corporation, a corporation organized and existing under the laws of the State of New Jersey (the "Adviser") located at Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ 08221.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By:

                               Name: Andrew Rogers

                               Title: President

    TOEWS CORPORATION

                               By:

                               Name: Randall D. Schroeder

                               Title:   Chief Operating Officer

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Toews Hedged Emerging Markets Fund	1.25%

PROXY CARD FOR

TOEWS HEDGED EMERGING MARKETS FUND

SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 31, 2011

The  undersigned,  revoking  previous  proxies,  if  any,  with  respect  to  the  shares  described  below,  hereby  appoints  Kevin

Wolf,  Andrew  Rogers  and  James  Ash,  each  the  attorney,  agent,  and  proxy  of  the  undersigned,  with  full  power  of substitution,  to  vote  at  the  Special  Meeting  of  Shareholders  (the  “Meeting”)  of  Northern  Lights  Fund  Trust  (the  “Trust”)

to  be  held  at  the  offices  of  the  Trust’s  administrator,  450  Wireless  Boulevard,  Hauppauge,  NY   11788  on October  31,

2011  at  10:00  a.m.,  Eastern  time,  and  at  any  and  all  adjournments  thereof,  all  shares  of  beneficial  interest  of  the  Toews

Hedged  Emerging  Markets  Fund,  on  the  proposals  set  forth  regarding  the  approval  of  a  new  investment  management agreement  between  the  Trust  and  Toews  Corporation,  approval  of  the  payment  of  the  accrued  advisory  fees  to  Toews

Corporation  from  May  14,  2011  to  the  date  of  the  approval  of  the  new  management  agreement  and  any  other  matters properly brought before the Meeting

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

YOUR    SIGNATURE    IS    REQUIRED    FOR    YOUR    VOTE    TO    BE

COUNTED.   The  undersigned  acknowledges  receipt  with  this  Proxy  Statement

of  the  Board  of  Trustees.    Your  signature(s)  on  this  should  be  exactly  as  your

name(s)  appear  on  this  Proxy.   If  the  shares  are  held  jointly,  each  holder  should

sign   this   Proxy.

Attorneys-in-fact,   executors,   administrators,   trustees   or

guardians should indicate the full title and capacity in which they are signing

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.

VOTE BY PHONE:

To  cast  your  vote  by  phone  with  a  proxy  voting  representative,  call  toll-free  1(800)  820-2415  and  provide  the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday  through Friday  9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00

P.M. Eastern Time.

VOTE BY MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy Services, P.O. Box

6500, Carlstadt, NJ 07072-0500.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PROXY BALLOTS MUST BE RECEIVED BY OCTOBER 31, 2011 TO BE COUNTED.

TAGID

SCANNER CODE

CUSIP

TOEWS HEDGED EMERGING MARKETS FUND

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  COMPANY'S  BOARD  OF  TRUSTEES,  AND  MAY  BE  REVOKED

PRIOR  TO  ITS  EXERCISE  BY  FILING  WITH  THE  SECRETARY  OF  THE  COMPANY  AN  INSTRUMENT  REVOKING

THIS  PROXY  OR  A  DULY  EXECUTED  PROXY  BEARING  A  LATER  DATE,  OR  BY  APPEARING  IN-PERSON  AND

VOTING AT THE MEETING.

THIS   PROXY   WILL,   WHEN   PROPERLY   EXECUTED,   BE   VOTED   AS   DIRECTED   HEREIN   BY   THE   SIGNING

SHAREHOLDER(S).     IF   NO   CONTRARY   DIRECTION   IS   GIVEN   WHEN   THE   DULY   EXECUTED   PROXY   IS

RETURNED,   THIS   PROXY   WILL   BE   VOTED   "FOR"   THE   PROPOSALS   AND   IN   THE   APPOINTED   PROXIES'

DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

FOR

AGAINST

ABSTAIN

1.   To  approve  a  new  Management  Agreement  between  Northern

Lights  Fund  Trust  and  the  Toews  Corporation,  the  investment adviser to the Fund.  No fee increase is proposed.

2.   To approve payment of certain accrued advisory fees to Toews

Corporation for its service to the Fund from May 14, 2011 until the new Management Agreement is approved by shareholders.

3.   To  transact  such  other  business  as  may  properly  come  before the meeting or any adjournments or postponements thereof.

MEETING ATTENDANCE:

MARK  THE  BOX  TO  THE  RIGHT  IF  YOU  PLAN  TO  ATTEND  THE  SPECIAL  MEETING.

IF   YOU   PLAN   TO   ATTEND   THE   SPECIAL   MEETING   IN   PERSON,   PLEASE   BE

PREPARED    TO    PRESENT    PHOTO    IDENTIFICATION    AND    PROOF    OF    SHARE

OWNERSHIP.

NOTE ADDRESS CHANGE:

________________________________

________________________________

________________________________

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING, PLEASE CALL 1 (800) 820-2415

FROM 9:00 A.M. TO 10:00 P.M. ET MONDAY THROUGH FRIDAY AND 12:00 P.M. TO 6:00 P.M. ET SATURDAY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS

PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

A COPY OF THE PROXY STATEMENT AND SAMPLE OF THE BALLOT ARE AVAILABLE ONLINE AT:

www.proxyonline.us/docs/toewshedgedemergingmarketsfund.pdf.

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAG ID:

“SCANNER CODE“

CUSIP: